SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
 OF

WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
 WELLS FARGO FIXED INCOME FUNDS
 WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
 WELLS FARGO MONEY MARKET FUNDS
 WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a "Fund", together the "Funds")

At a meeting held on May 22-23, 2018, the Board of Trustees of the Funds approved a change to the Policies and Procedures for Disclosure of Fund Portfolio Holdings.

Effective immediately, the section entitled "Policies and Procedures for Disclosure of Fund Portfolio Holdings" in each Fund's SAI, is replaced with the following:

Policies and Procedures for Disclosure of Fund Portfolio Holdings

I. Scope of Policies and Procedures. The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Wells Fargo Funds Management, LLC ("Funds Management"), Wells Fargo Asset Management ("WFAM") or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds, funds that operate as fund of funds and the specified Alternative Funds as defined below) shall be made publicly available monthly on the Funds' website (wellsfargofunds.com), on a one-month delayed basis. Money market Fund portfolio holdings shall be made publicly available on the Fund's website, on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website such portfolio holdings and other information required by rule 2a-7 under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for money market funds and specified alternative funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structures.
 1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in unaffiliated underlying funds or exclusively in a combination of affiliated and unaffiliated underlying funds (in both cases, an "unaffiliated fund of funds") shall be posted to the Funds' website on a monthly, one-month delayed basis.
 2. The individual holdings of the underlying funds held by a Fund that operates as a fund of funds and invests exclusively in affiliated underlying funds (an "affiliated fund of funds") shall be posted to the Funds' website on a monthly, one-month delayed basis.
 3. A change to the underlying funds held by an affiliated or unaffiliated fund of funds or changes in an affiliated or unaffiliated fund of funds' target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the occurrence of the change.

D. Specified Alternative Funds.
 The following holdings disclosure policy provisions apply to the Wells Fargo Alternative Strategies Fund and the Wells Fargo Global Long/Short Fund (each, an "Alternative Fund" and together, the "Alternative Funds"):
 1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, the Alternative Funds' complete portfolio holdings shall be made publicly available quarterly on the Funds' website, on a one-month delayed basis.
 2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, each Alternative Fund shall make publicly available monthly on the Fund's website, on a one-month delayed basis, the following: (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of each of the following: (a) equity securities of single issuers held short, and (b) any put options on equity securities held long.
 3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Fund's website on a monthly, seven-day or more delayed basis information about its top ten holdings information, provided that the following holdings shall be excluded: (i) derivative positions; and (ii) short positions (other than any Publicly Disclosed Short Positions).

Furthermore, each Fund shall file such forms and portfolio holdings information in filings made with the SEC in the manner specified on such forms and with such frequency as required by such forms and applicable SEC rules and regulations.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty or contractual obligation not to disclose or trade on the nonpublic information.

A. Wells Fargo Affiliates. Team members of Wells Fargo & Co. ("Wells Fargo") and its affiliates who perform risk management functions and provide other services to the Fund(s), as well as the third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).

B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release to and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to- day investment management activities. Such disclosure will be subject to confidential treatment.

C. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

D. Funds Management/Wells Fargo Funds Distributor, LLC ("Funds Distributor").
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant's system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings. through FactSet, a program that is used, among other things, to evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among asset classes.

E. External Servicing Agents. Portfolio holdings may be disclosed to servicing agents in connection with the day-to-day operations and management of the funds. These recipients include, but are not limited to: a fund's auditors; a fund's custodians; a fund's accountants; proxy voting service providers; class action processing service providers; pricing service vendors; prime brokers; securities lending agents; counsel to a fund or its independent Trustees; regulatory authorities; third parties that assist in the review, processing and/or analysis of Fund portfolio transactions, portfolio accounting and reconciliation, portfolio performance, trade order management, portfolio data analytics, electronic order matching and other analytical or operational systems and services in connection with supporting a fund's operations; a fund's insurers; financial printers; and providers of electronic systems providing access to materials for meetings of a fund's board of Trustees.

F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations may receive full Fund holdings for rating purposes.

G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

H. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report containing such information.

I. In-Kind Redemptions. In connection with satisfying in-kind redemption requests from Funds, the redeeming shareholders and their advisers and service providers may receive full Fund holdings as reasonably necessary to operationally process such redemptions.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President, Chief Legal Officer and Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment manager/adviser, principal underwriter, or any affiliated person of the Fund.

VI. Commentaries. Funds Management and WFAM may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management and WFAM, the information could be used in a manner that would be harmful to the Funds.

VII. Other Investment Products. Funds Management, WFAM and/or their affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The portfolio holdings of these other investment products are made available to clients, investors, and in some cases, third-party sponsors, at different times than portfolio holdings of the Funds are publicly disclosed. It is possible that any recipient of portfolio holdings for these other investment products could trade ahead or against a Fund based on the information received.

VIII. Board Approval. The Board shall review these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and will consider for approval any changes that they deem appropriate.

IX. Education Component. In order to promote strict compliance with these Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

May 24, 2018